UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 7, 2020

BLACK KNIGHT, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-37394	81-5265638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of principal executive offices)

(904) 854-5100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BKI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 7, 2020, Black Knight InfoServ, LLC (“BKIS”), an indirect, wholly-owned subsidiary of Black Knight, Inc. (the “Company”), entered into that certain First Amendment to Amended and Restated Credit and Guaranty Agreement (the “Amendment”) by and among BKIS, Black Knight Financial Services, LLC, a Delaware limited liability company, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Amendment implemented, among other things, certain technical changes to permit the proposed senior unsecured notes offering described in Item 8.01 below, including with the related escrow arrangements and the special mandatory redemption feature thereof.

The foregoing description of the Amendment is not complete and is subject to, and qualified in its entirety by, reference to the full text of the Amendment, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

The Company expects to disclose certain supplemental information concerning the Company in a preliminary offering memorandum and marketing materials that is being disseminated in connection with the proposed senior unsecured notes offering described in Item 8.01 below. The supplemental information included in the preliminary offering memorandum and marketing materials, certain of which has been previously reported, is set forth in Exhibit 99.1 and incorporated by reference herein, including, but not limited to, with respect to the following:

•	certain financial information of the business of Optimal Blue Holdings, LLC (“Optimal Blue”), the target of the Optimal Blue Acquisition (as defined below);
•	certain descriptions on the Company’s strengths and strategies of the business;
•	certain descriptions of the transactions in connection with the Optimal Blue Acquisition, including, but not limited to, the acquisition of Optimal Blue by way of a joint venture;
•	certain risk factors;
•	certain of the Company’s current and anticipated (in connection with the Optimal Blue Acquisition) debt facilities and indebtedness; and
•	certain of the Company’s current and anticipated sources and uses of funds for the Optimal Blue Acquisition.

The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in or incorporated by reference herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01	Other Events

On August 11, 2020, the Company issued a press release announcing that, subject to market conditions, its indirect, wholly-owned subsidiary, BKIS, as issuer, intends to offer and sell $750 million aggregate principal amount of Senior Notes due 2028 (the “Senior Notes”) in an offering that is exempt from the registration requirements of the Securities Act (the “Notes Offering”). The net proceeds of the proposed offering will be deposited into an escrow account upon the closing of the Notes Offering. Upon release from escrow, the Company intends to use the net proceeds of the issuance of the Senior Notes, together with cash on hand and borrowings under its revolving credit facility, to finance a portion of the cash consideration for its previously announced pending acquisition of Optimal Blue, including repayment of any remaining amounts outstanding under the Optimal Blue debt facilities, and to pay related fees and expenses (the “Optimal Blue Acquisition”). The Senior Notes are expected to be guaranteed on a senior unsecured basis by the Company and by BKIS’s direct parent entity and substantially all of BKIS’s wholly-owned restricted subsidiaries that guarantee its credit facility. The offering is not contingent upon the consummation of the Optimal Blue Acquisition, although the Senior Notes are subject to a special mandatory redemption if the Optimal Blue Acquisition is not consummated.

In order to cause Regions Bank (the “Escrow Agent”) to release the escrow funds to BKIS for purposes of funding the Optimal Blue Acquisition on, or prior to nine months from the date of issuance (the “Outside Date”), BKIS must deliver an officer’s certificate to the Escrow Agent certifying that the Optimal Blue Acquisition will be consummated simultaneously or substantially concurrent with the release of funds from the escrow account (the “Purchase Funding Condition”). If (i) the Purchase Funding Condition has not been satisfied prior to 11:59 p.m. (New York City time) on the Outside Date or (ii) the Issuer delivers a termination notice to the Escrow Agent prior to 11:59 p.m. (New York City time) on the Outside Date indicating that (a) we will not pursue the consummation of the Optimal Blue Acquisition or (b) we have determined in our sole discretion that the Purchase Funding Condition cannot or is not reasonably likely to be satisfied by 11:59 p.m. (New York City time) on the Outside Date (any event described in clauses (i) or (ii) of this sentence, a “Special Mandatory Redemption Event”), the Senior Notes will be subject to a mandatory redemption, at a price equal to 100% of the initial issue price of the Senior Notes, plus accrued and unpaid interest from the date of the initial issuance of the Senior Notes to, but not including, the redemption date.

A copy of the press release, which was issued in connection with the offering and pursuant to and in accordance with Rule 135c under the Securities Act, is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Neither the press release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy the Senior Notes. The Senior Notes and related guarantees are being offered only to qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Senior Notes and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	First Amendment to the Amended and Restated Credit and Guaranty Agreement, dated as of August 7, 2020, by and among Black Knight InfoServ, LLC, as Borrower, Black Knight Financial Services, LLC, as Holdings, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.
99.1	Excerpts from Preliminary Offering Memorandum
99.2	Press release issued by Black Knight, Inc., on August 11, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight, Inc.

Date: August 11, 2020	By:	/s/ Michael L. Gravelle
		Name:	Michael L. Gravelle
		Title:	Executive Vice President and General Counsel